Exhibit (32)(b)

CERTIFICATION OF PERIODIC REPORT

I, Gregory A. Smith, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)	the Annual Report on Form 10-K of Marshall & Ilsley Corporation (the “Company”) for the fiscal year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2007.

/s/ Gregory A. Smith
Gregory A. Smith
Senior Vice President and Chief Financial Officer
Marshall & Ilsley Corporation

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Marshall & Ilsley Corporation for purposes of the Securities Exchange Act of 1934.